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                    FORM N-4, EXHIBIT 10.1, ITEM 24(B)(10.1)
                               POWERS OF ATTORNEY
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                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                          Dated:  April 26, 2002


                                          /s/  Mark C. Roller
                                          --------------------------------------
                                          Printed:  Mark C. Roller





STATE OF INDIANA )
                 )  ss:
COUNTY OF MARION )

     Before me, Carol Lamey, a Notary Public in and for said County and State, this 26th day of April, 2002, personally appeared Mark C. Roller, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                                         /s/  Carol C. Lamey
                                         ---------------------------------------
                                         Notary Public

My commission expires: November 21, 2009
County of residence: Marion

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                          Dated:  April 26, 2002


                                          /s/  Steven A. Weber
                                          --------------------------------------
                                          Printed:  Steven A. Weber





STATE OF INDIANA )
                 )  ss:
COUNTY OF MARION )

     Before me, Carol Lamey, a Notary Public in and for said County and State, this 26th day of April, 2002, personally appeared Steven A. Weber, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                                         /s/  Carol C. Lamey
                                         ---------------------------------------
                                         Notary Public

My commission expires: November 21, 2009
County of residence: Marion